UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2006

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Enclave Parkway Houston, Texas	77077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2006, Cabot Oil & Gas Corporation (the “Company”) commenced an offering to a number of its employees, including certain of its executive officers, of a portion of the mineral, participating and non-participating royalty and overriding royalty interests acquired by the Company. The offering is being made under the Cabot Oil & Gas Corporation Mineral, Royalty and Overriding Royalty Interest Plan and the related registration statement on Form S-8 filed by the Company with the Securities and Exchange Commission. Pursuant to the plan, participants are being offered the opportunity to purchase from the Company a portion of the interests the Company acquired for cash at a price determined using the same cost basis as the Company acquired such interests. A summary description of the interests is set forth in the registration statement, which description is incorporated herein by reference.

In connection with any purchase of interests under the plan, the Company will enter into conveyances with participants pursuant to which the Company will assign the interests to such participants. The forms of conveyance of mineral and/or royalty interest and conveyance of overriding royalty interest, as well as the plan, are filed as exhibits to this current report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Cabot Oil & Gas Corporation Mineral, Royalty and Overriding Royalty Interest Plan (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement of Form S-8 (Registration No. 333-135365) (the “Registration Statement”)).

10.2	Form of Conveyance of Mineral and/or Royalty Interest (incorporated by reference to Exhibit 4.2 to the Registration Statement).

10.3	Form of Conveyance of Overriding Royalty Interest (incorporated by reference to Exhibit 4.3 to the Registration Statement).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

By:	/s/ Lisa A. Machesney
Lisa A. Machesney
Vice President, Managing Counsel and
Corporate Secretary

Date: June 30, 2006

3

EXHIBIT INDEX

No.	Description
10.1	Cabot Oil & Gas Corporation Mineral, Royalty and Overriding Royalty Interest Plan (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement of Form S-8 (Registration No. 333-135365) (the “Registration Statement”)).

10.2	Form of Conveyance of Mineral and/or Royalty Interest (incorporated by reference to Exhibit 4.2 to the Registration Statement).

10.3	Form of Conveyance of Overriding Royalty Interest (incorporated by reference to Exhibit 4.3 to the Registration Statement).

4